UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4519

T. Rowe Price Capital Appreciation Fund

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Capital Appreciation Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The first three and a half months of 2010 were, for the most part, a continuation of the positive stock market momentum that began in March 2009. The S&P 500 Index rallied almost 10% from the beginning of the year until late April. Better-than-expected corporate earnings, strong economic growth in emerging markets, and very low interest rates were the primary catalysts behind the strong equity market performance. Despite the S&P 500 having appreciated about 80% in just 13 months, market sentiment was becoming increasingly positive just as valuations were becoming more in line with historical averages. We used this opportunity to be a net seller of stocks and convertibles and increased our cash position. Nevertheless, in retrospect, we probably should have been even more aggressive in taking risk off the table into the rally.

PERFORMANCE COMPARISON

Beginning in late April, the stock market began to come under pressure. Weakness in U.S. consumer spending, broad credit-tightening actions in China, and a worsening of the European debt crisis combined with only fair valuations caused the stock market to come under considerable pressure and more than reverse the gains from earlier in the year. I wish I could tell you that we, as stewards of your capital, foresaw this fundamental weakness that precipitated the stock market correction, but we did not. As mentioned previously, what caused us to pull back on our equity exposure was a combination of very positive investor sentiment and the fact that we were finding fewer compelling investment ideas with a strong risk/reward trade-off. This risk reduction added to performance in the first half of 2010.

Against this backdrop, the Capital Appreciation Fund generated solid relative results but a modest loss in absolute terms. For the first six months of 2010, your fund returned -1.71% versus -6.65% for the S&P 500 Index. In other words, your fund suffered only about a quarter of the broad market’s overall loss. (The performance of Advisor Class shares was slightly lower, reflecting a different fee structure.) In addition, we beat the Lipper Flexible Portfolio Funds Index and the Morningstar Moderate Allocation Average by a reasonable amount. However, as I have said in prior letters, we do not manage your fund to beat these benchmarks. The Capital Appreciation Fund has very different objectives than most of its benchmark peers. It is a unique fund with a focus on intermediate-term capital preservation and long-term capital appreciation that does not fit neatly into almost any benchmark.

You may have noticed that we added the Lipper Mixed-Asset Target Allocation Growth Funds Index to the Performance Comparison table on page 1. We believe that this Lipper index’s asset mix more closely reflects the fund’s asset mix through an entire market cycle. As with the Morningstar average and the Lipper Flexible Portfolio Funds Index, we do not manage the fund against this mixed-asset index.

PORTFOLIO REVIEW

Our bond holdings rose marginally but were the strongest-performing asset class for the first six months of the year. Our investment-grade bond holdings outperformed our leveraged loans as falling interest rates drove up prices on a number of our investments. We used this strength to reduce our exposure to long-duration investment-grade bonds because we see limited potential for rates to decline further. While some of our high-quality leveraged loans came under modest pressure in the first half, we continue to be favorably disposed toward this asset class. Leveraged loans have a variety of very favorable characteristics: The floating rate nature of these debt instruments protects us in the case of higher interest rates; most leveraged loans are the most senior instrument in the firm’s capital structure, which protects our downside in the unlikely case of bankruptcy; and yields are still attractive on both an absolute and relative basis. We continue to avoid U.S. Treasuries as we feel current yields do not adequately compensate us for high budget deficits, significant refinancing supply headwinds in future years, and anemic real (inflation-adjusted) yields.

Within the equity part of the portfolio, our investments in the consumer discretionary sector were positive contributors to both absolute returns and relative performance. Two of our top three performing stocks in the first half of the year were in this sector. AutoZone performed well as the company continued to grow same-store sales even against more difficult comparisons from a year earlier, operating margins improved, and the company remained an active buyer of its own stock. Dollar General is a new holding for the fund as the company went public again after having gone private a few years ago. The initial public offering (IPO) came at a time when the market was preoccupied with high-beta, low-quality retailers, and we were able to purchase the shares at a very favorable price both on the IPO and in a subsequent offering. While Dollar General has some countercyclical aspects to its business that should offer us some protection in an economic downturn, we feel the company and its new management team have substantial opportunities to grow same-store sales, improve operating margins, and generate very strong earnings growth regardless of the economy’s health. In addition to owning the stock, we also own Dollar General bonds and leveraged loans. (Please refer to the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Our investments in the consumer staples sector performed as they should in a down market, contributing to the fund’s absolute and relative returns. While no single stock was an outstanding performer, our investments in Campbell Soup, General Mills, Clorox, and PepsiCo were all positive contributors to performance. Relatively strong operating performance and earnings trends combined with a flight to safety into these high-quality firms contributed to this solid performance. Beginning in late May and into June, we cut back on our consumer staples exposure as the sector came back into favor. We eliminated positions in Wal-Mart and CVS Caremark and cut back our exposure to Philip Morris International on relative strength earlier in the year as well.

Within the information technology sector, our underweight position and solid stock selection strongly contributed to relative performance. However, we were not able to overcome the overall sector weakness that still subtracted from your fund’s absolute performance. Strong performance from Tyco Electronics, IBM, and Accenture were material contributors to results. IBM is a perfect example of the kind of investment we are looking for. In a difficult market and within a sector fixated on topline growth above all else, IBM continues to pound out consistent double-digit earnings growth on modest revenue growth, generates substantial free cash flow, buys back its shares in droves, and does not overpay for acquisitions, and yet the stock continues to trade at a big discount to the market on both earnings and free cash flow multiples. While Accenture is a new name for the portfolio, we have always had a strong admiration for the company. It historically has produced solid topline growth, buys back its stock aggressively, is growing its dividend, and is well positioned over the long term in its core outsourcing and consulting businesses. As concerns around European economic weakness and the decline in the euro started to put pressure on Accenture’s stock price, we were able to take advantage of the opportunity to buy shares at a very reasonable price with many of these near-term concerns already effectively discounted.

Our investments within the financials sector detracted from your fund’s absolute and relative returns. The combination of regulatory reform, concerns about housing and the U.S. consumer, and weak capital markets business trends in the second quarter culminated in poor relative performance for the sector. Our worst performers during the first half of the year were State Street and U.S. Bancorp. While we were disappointed in this performance, our long-term thesis on the sector has not changed. We believe financials, among all of the cyclical sectors of the market, are the cheapest on a normalized earnings basis. While we believe regulatory reform and new capital requirements will eat into normalized earnings, the stocks are still compelling even after factoring in those headwinds.

The challenges that banks are going through today are a function of loans they made in the 2005–2008 period. Those loans were made in a very different and stronger economic environment. They were made with lower underwriting standards, higher loan-to-value ratios, and lower spreads (less profitable loans) and done against a backdrop of a strong economy with low unemployment. By the time we get to 2013 or 2014, most of the loans from that earlier period will have matured or been written off or will be performing loans. Banks’ balance sheets in the 2013–2014 period will be filled with loans from the 2009–2014 time frame. We believe those loans will reflect very high underwriting standards, very conservative loan-to-value ratios, and more attractive spreads as the loans were or will be made against a backdrop of a weaker economy and higher unemployment. Thus even without a huge V-shaped economic recovery, we believe that loan losses three to four years from now will be materially lower than current levels and that bank earnings could be much higher as well.

PORTFOLIO STRATEGY AND OUTLOOK

In our last letter to you, we wrote about how the evidence at that time suggested that the global economy was improving, with especially robust growth coming out of emerging markets and leading indicators foreshadowing lower unemployment rates in the months ahead. All of those trends were still in place through April. However, at the same time, we expressed caution because valuations were rising and investor sentiment had become much more favorable. In this context, we described the challenge of finding attractive investment ideas across equities, convertibles, and fixed income.

If I had written this letter at the end of April instead of mid-July, my outlook might have been very similar to the one in the fund’s 2009 annual report. However, the stock market and, to a lesser extent, the leveraged loan and high yield markets have corrected to levels where we are starting to find more attractive opportunities with favorable risk/reward trade-offs. The investor sentiment indicators that were very positive in April have reversed in June and July. We believe investor sentiment is one of the best contrarian indicators as it captures fear and greed in the marketplace better than any other indicator. We want to buy when others are fearful and sell when others are excessively optimistic.

The market is now very focused on the prospect of a double dip in the economy as U.S. consumer spending is showing signs of slowing, new home sales have recently been weak, China’s economy appears to be throttling down, and European austerity measures may put pressure on European economic growth. Is this just a bump in the road on the path to recovery or the beginning of another economic contraction?

While we are not economists and have no edge in predicting global gross domestic product growth, double dips in the U.S. economy tend to be quite rare. Using our definition of a double dip—which is a new recession starting within two years of the last one—there have been only eight in the last 100 years and just two since the end of World War II. However, it is not uncommon for the U.S. or global economy to have a growth deceleration (as opposed to a contraction) following an initial recovery out of a recession. If we are indeed simply entering a growth deceleration and not a growth contraction or double dip, the stock market probably has reasonable upside from current levels. History suggests that this is the most likely outcome, but this is by no means a certainty.

While we cannot control the direction of the economy, we can control which stocks, leveraged loans, noninvestment-grade debt, and convertibles we place in the portfolio. As the market has corrected, we are finding more equities that provide an attractive expected return with modest downside risk. We are finding more leveraged loans and short-duration high yield debt where we can earn 6% to 8% returns with minimal interest rate risk and where we believe we are fully secured at par even in the unlikely event of a bankruptcy. As a result, we have been steadily and carefully increasing our exposure to equities on weakness and adding to leveraged loans and short-duration high yield bonds.

Within our equities, we continue to focus on investments that provide sustainable dividends, have management teams that create value for shareholders through capital redeployment, and where uncertainty is already discounted in the stock price. This should protect us against further material downside risk if fundamentals worsen.

IN CLOSING

As always, I would like to thank the members of the fund’s Investment Advisory Committee for their valuable input throughout the first half of the year. This team, which comprises portfolio managers, quantitative analysts, fixed income analysts, and equity analysts with many decades of combined investment experience, is responsible for the oversight of your fund and is supported by a growing global equity and fixed income platform of more than 170 analysts.

Respectfully submitted,

David R. Giroux
Chairman of the fund’s Investment Advisory Committee

July 21, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.

GLOSSARY

Beta: A measure of the market risk of a stock showing how responsive it is to a given market index, such as the S&P 500 Stock Index. By definition, the beta of the benchmark index is 1.00. A fund with a 1.10 beta is expected to perform 10% better than the index in up markets and 10% worse in down markets. Usually, higher betas represent riskier investments.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Moderate Allocation Average: Tracks the performance of funds that seek both moderate capital appreciation and income by investing in stocks, bonds, and cash.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights
For a share outstanding throughout each period

Investor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 18.16	$ 13.95	$ 19.90	$ 20.62	$ 20.06	$ 19.49
Investment activities						
Net investment income	0.17(1)	0.37(1)	0.42(1)	0.51	0.48	0.33
Net realized and unrealized gain (loss)	(0.48)	4.24	(5.85)	0.42	2.44	1.01
Total from investment activities	(0.31)	4.61	(5.43)	0.93	2.92	1.34
Distributions						
Net investment income	–	(0.40)	(0.39)	(0.53)	(0.50)	(0.30)
Net realized gain	–	–	(0.13)	(1.12)	(1.86)	(0.47)
Total distributions	–	(0.40)	(0.52)	(1.65)	(2.36)	(0.77)
NET ASSET VALUE						
End of period	$ 17.85	$ 18.16	$ 13.95	$ 19.90	$ 20.62	$ 20.06

Ratios/Supplemental Data

Total return(2)	(1.71)%(1)	33.05%(1)	(27.17)%(1)	4.56%	14.54%	6.85%
Ratio of total expenses to average net assets	0.71%(1)(3)	0.74%(1)	0.72%(1)	0.71%	0.73%	0.76%
Ratio of net investment income to average net assets	1.81%(1)(3)	2.35%(1)	2.30%(1)	2.37%	2.30%	1.66%
Portfolio turnover rate	31.3%	86.0%	94.3%	52.6%	53.7%	12.1%
Net assets, end of period (in millions)	$ 9,138	$ 9,157	$ 6,877	$ 10,325	$ 9,312	$ 7,384

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01%, 0.01% and 0.01%, of average net assets for the periods ended 6/30/10, 12/31/09 and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

Advisor Class

	6 Months Ended 6/30/10‡	Year Ended 12/31/09‡	12/31/08‡	12/31/07‡	12/31/06‡	12/31/04 Through 12/31/05‡
NET ASSET VALUE						
Beginning of period	$ 18.07	$ 13.89	$ 19.82	$ 20.54	$ 20.02	$ 19.49
Investment activities						
Net investment income	0.14[(1)]	0.33[(1)]	0.37[(1)]	0.46	0.43	0.26
Net realized and unrealized gain (loss)	(0.47)	4.21	(5.82)	0.41	2.41	1.03
Total from investment activities	(0.33)	4.54	(5.45)	0.87	2.84	1.29
Distributions						
Net investment income	–	(0.36)	(0.35)	(0.47)	(0.46)	(0.29)
Net realized gain	–	–	(0.13)	(1.12)	(1.86)	(0.47)
Total distributions	–	(0.36)	(0.48)	(1.59)	(2.32)	(0.76)
NET ASSET VALUE						
End of period	**$ 17.74**	**$ 18.07**	**$ 13.89**	**$ 19.82**	**$ 20.54**	**$ 20.02**

Ratios/Supplemental Data						
Total return[(2)]	**(1.83)%**[(1)]	**32.69%**[(1)]	**(27.39)%**[(1)]	**4.29%**	**14.17%**	**6.60%**
Ratio of total expenses to average net assets	1.00%[(1)(3)]	1.00%[(1)]	0.98%[(1)]	0.99%	1.01%	1.09%
Ratio of net investment income to average net assets	1.53%[(1)(3)]	2.08%[(1)]	2.09%[(1)]	2.10%	2.02%	1.42%
Portfolio turnover rate	31.3%	86.0%	94.3%	52.6%	53.7%	12.1%
Net assets, end of period (in thousands)	$ 202,736	$ 173,145	$ 130,452	$ 175,499	$ 50,733	$ 20,088

‡ Per share amounts calculated using average shares outstanding method.

(1) See Note 6. Excludes expenses permanently waived of 0.01%, 0.01% and 0.01%, of average net assets for the periods ended 6/30/10, 12/31/09 and 12/31/08 respectively, related to investments in T. Rowe Price mutual funds.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 67.4%		
CONSUMER DISCRETIONARY 9.9%		
Hotels, Restaurants & Leisure 0.9%		
McDonald's	1,207,700	79,551
		79,551
Leisure Equipment & Products 0.2%		
Hasbro	549,831	22,598
		22,598
Media 4.0%		
Cablevision, Class A	3,005,661	72,166
Discovery Communications, Class C (1)	361,900	11,193
Madison Square Garden, Class A (1)	1,406,750	27,671
Time Warner	9,115,745	263,536
		374,566
Multiline Retail 1.6%		
Dollar General (1)	3,371,673	92,890
Kohl's (1)	1,207,328	57,348
		150,238
Specialty Retail 3.2%		
AutoZone (1)	624,141	120,597
Lowe's	8,636,300	176,353
		296,950
Total Consumer Discretionary		923,903
CONSUMER STAPLES 9.6%		
Beverages 1.6%		
PepsiCo (2)	2,451,400	149,413
		149,413
Food Products 4.0%		
Campbell Soup	2,068,037	74,098

Commercial Banks 4.8%		
U.S. Bancorp	10,003,911	223,588
Wells Fargo	8,807,626	225,475
		449,063
Diversified Financial Services 3.5%		
Bank of America (2)	12,868,594	184,922
JPMorgan Chase	3,932,537	143,970
		328,892
Insurance 2.8%		
Aon	4,226,588	156,891
MetLife	1,942,153	73,336
White Mountains Insurance	86,320	27,985
		258,212
Real Estate Management & Development 0.3%		
St. Joe (1)	1,088,706	25,214
		25,214
Total Financials		1,225,744
HEALTH CARE 8.2%		
Health Care Equipment & Supplies 2.5%		
Baxter International	1,417,878	57,622
Beckman Coulter	1,431,500	86,305
Becton, Dickinson & Company (2)	326,334	22,067
C.R. Bard	480,792	37,276
CareFusion (1)(2)	1,133,869	25,739
		229,009
Health Care Providers & Services 1.1%		
Henry Schein (1)	1,891,145	103,824
		103,824

Thrifts & Mortgage Finance 0.0%		
Fannie Mae (1)(4)	473	1,355
		1,355
Total Financials		105,021
TELECOMMUNICATION SERVICES 0.3%		
Wireless Telecommunication Services 0.3%		
Crown Castle	435,651	24,638
Total Telecommunication Services		24,638
UTILITIES 0.2%		
Electric Utilities 0.2%		
PPL (1)	265,600	13,732
Total Utilities		13,732
Total Convertible Preferred Stocks (Cost $232,432)		176,048
CONVERTIBLE BONDS 6.3%		
Actuant, 2.00%, 11/15/23	2,000,000	2,112
Goodrich Petroleum, 3.25%, 12/1/26	1,618,000	1,533
Group 1 Automotive, 3.00%, 3/15/20 (3)	6,311,000	5,100
Group 1 Automotive, VR, 2.25%, 6/15/36	45,654,000	33,985
Host Hotels & Resorts, 2.625%, 4/15/27 (3)	42,723,000	41,215
JDS Uniphase, 1.00%, 5/15/26	27,665,000	24,591
Liberty Media, VR, 3.125%, 3/30/23	31,916,000	33,201
Lifepoint Hospitals, 3.25%, 8/15/25	26,028,000	24,457
Linear Technology, 3.00%, 5/1/27	66,979,000	65,936
Lucent Technologies, VR, 2.875%, 6/15/25	26,846,000	22,695
Millipore, 3.75%, 6/1/26	55,309,000	69,287
Newmont Mining, 1.25%, 7/15/14	7,801,000	11,205

Newmont Mining, 1.625%, 7/15/17	21,648,000	31,445
Newport, 2.50%, 2/15/12	28,293,000	26,632
Oil States International, 2.375%, 7/1/25	21,597,000	29,219
Peabody Energy, 4.75%, 12/15/66	76,460,000	75,535
SBA Communications, 1.875%, 5/1/13	6,798,000	6,865
Sunpower, 4.75%, 4/15/14	5,505,000	4,463
U.S. Steel, 4.00%, 5/15/14	8,794,000	12,406
VeriSign, 3.25%, 8/15/37	8,686,000	7,828
Xilinx, 3.125%, 3/15/37	61,130,000	55,848
Total Convertible Bonds (Cost $528,116)		585,558

CORPORATE BONDS 6.5%

Airgas, 2.85%, 10/1/13	28,695,000	28,889
American Airlines, 10.375%, 7/2/19	3,168,025	3,540
AOL Time Warner, 6.875%, 5/1/12	17,837,000	19,449
Atmos Energy, 8.50%, 3/15/19	3,195,000	4,009
Ball, 7.375%, 9/1/19	3,460,000	3,572
Beckman Coulter, 7.00%, 6/1/19	3,185,000	3,792
Black Hills, 9.00%, 5/15/14	2,545,000	2,981
Brocade Communications, 6.625%, 1/15/18 (3)	6,400,000	6,336
Brocade Communications, 6.875%, 1/15/20 (3)	1,550,000	1,538
Buckeye Partners, 5.50%, 8/15/19	7,355,000	7,621
Calpine Construction, 8.00%, 6/1/16 (3)	21,375,000	21,803
CareFusion, 6.375%, 8/1/19	6,385,000	7,273
CC Holdings, 7.75%, 5/1/17 (3)	25,350,000	26,681
CMS Energy, 6.25%, 2/1/20	1,280,000	1,206
CONSOL Energy, 8.00%, 4/1/17 (3)	31,100,000	32,266
Continental Airlines, 9.00%, 7/8/16	7,176,934	7,805
Crown Castle International, 9.00%, 1/15/15	21,650,000	22,949
CSC Holdings, 7.625%, 4/1/11	15,210,000	15,590
Delta Air Lines, 7.75%, 12/17/19	6,255,759	6,741
Devon Energy, 6.30%, 1/15/19	4,070,000	4,712

DirecTV, 5.875%, 10/1/19	2,280,000	2,489
Dollar General, 10.625%, 7/15/15	25,600,000	27,968
Dollar General, PIK, 11.875%, 7/15/17	9,375,000	10,664
Dominion Resources, 5.20%, 8/15/19	3,670,000	4,006
Echostar DBS, 6.625%, 10/1/14	12,725,000	12,725
Forest Oil, 8.50%, 2/15/14	9,575,000	9,958
Fortune Brands, 5.125%, 1/15/11	6,730,000	6,860
Georgia-Pacific, 8.25%, 5/1/16 (3)	5,900,000	6,313
Gulfstream Natural Gas, 6.95%, 6/1/16 (3)	3,660,000	4,076
Harris Corporation, 6.375%, 6/15/19	1,910,000	2,121
Home Depot, 4.625%, 8/15/10	1,592,000	1,599
Home Depot, 5.40%, 3/1/16	15,834,000	17,539
Hyatt Hotels, 6.875%, 8/15/19 (3)	7,970,000	8,604
Janus Capital, 6.95%, 6/15/17	13,250,000	13,309
Kansas Gas & Electric, 6.70%, 6/15/19 (3)	3,500,000	4,135
Lamar Media, 9.75%, 4/1/14	26,735,000	29,141
Life Technologies, 3.375%, 3/1/13	6,120,000	6,236
Magellan Midstream Partners, 6.55%, 7/15/19	1,435,000	1,618
Maxim Integrated Products, 3.45%, 6/14/12	9,640,000	9,712
MGM Mirage, 9.00%, 3/15/20 (3)	4,250,000	4,335
MGM Mirage, 13.00%, 11/15/13	5,530,000	6,360
MGM Resorts International, 10.375%, 5/15/14	5,530,000	5,972
Otter Tail, 9.00%, 12/15/16	6,605,000	6,869
Pall, 5.00%, 6/15/20	6,425,000	6,633
Peabody Energy, 6.875%, 3/15/13	3,275,000	3,300
Petrohawk Energy, 10.50%, 8/1/14	2,900,000	3,125
Pride International, 8.50%, 6/15/19	4,460,000	4,605
Questar Market Resources, 6.80%, 3/1/20	3,190,000	3,330
Quicksilver Resources, 11.75%, 1/1/16	8,775,000	9,674
Range Resources, 8.00%, 5/15/19	5,500,000	5,754
Roper Industries, 6.25%, 9/1/19	9,950,000	11,055
SBA Telecommunications, 8.00%, 8/15/16 (3)	2,150,000	2,215
SBA Telecommunications, 8.25%, 8/15/19 (3)	1,600,000	1,672
Silgan, 7.25%, 8/15/16	2,975,000	3,049

Sirius XM Radio, 9.75%, 9/1/15 (3)	6,125,000	6,508
Southeast Supply Header, 4.85%, 8/15/14 (3)	3,144,000	3,287
Spectra Energy Capital, 5.65%, 3/1/20	3,315,000	3,486
Sprint Capital, 6.90%, 5/1/19	2,200,000	1,997
Sprint Capital, 8.375%, 3/15/12	20,025,000	20,976
Starwood Hotels & Resorts Worldwide, 7.875%, 10/15/14	9,550,000	10,310
Teck Cominco, 10.75%, 5/15/19	7,600,000	9,272
TECO Finance, 7.00%, 5/1/12	5,189,000	5,644
Tennessee Gas Pipeline, 8.00%, 2/1/16	4,000,000	4,651
Tyco Electronics, 6.00%, 10/1/12	12,730,000	13,779
Tyco Electronics, 6.55%, 10/1/17	6,652,000	7,614
United Auto Group, 7.75%, 12/15/16	16,950,000	15,933
Williams Partners, 3.80%, 2/15/15 (3)	3,180,000	3,221
XM Satellite Radio, 11.25%, 6/15/13 (3)	8,475,000	9,047
Total Corporate Bonds (Cost $564,743)		601,499

BANK LOANS 4.6% (5)

Calpine, VR, 7.00%, 4/21/17	39,250,000	38,808
Charter Communications, VR, 3.038%, 9/6/14	2,250,000	2,000
Charter Communications, VR, 7.25%, 3/6/14	8,886,364	8,886
Charter Communications Operating, VR, 2.35%, 3/5/14	3,619,121	3,353
Charter Communications Operating, VR, 3.79%, 9/6/16	29,380,075	27,346
CSC Holdings, VR, 1.099%, 2/24/12	10,840,596	10,505
CSC Holdings, VR, 2.099%, 3/30/16	28,865,771	27,956
Dollar General, VR, 3.092%, 7/7/14	22,288,453	21,318
Federal-Mogul, VR, 2.288%, 6/27/15	28,324,266	24,719
Federal-Mogul, VR, 2.288%, 12/27/15	22,604,441	19,727
First Data, Series 1, VR, 3.097%, 9/24/14	19,026,344	16,004
First Data, Series 2, VR, 3.097%, 9/24/14	41,927,719	35,213
Georgia-Pacific, VR, 2.533%, 12/20/10	1,648,266	1,633
Georgia-Pacific, VR, 2.537%, 12/21/12	26,746,546	25,810
Georgia-Pacific, VR, 3.786%, 12/23/14	19,343,300	19,011
HCA, VR, 1.783%, 11/17/12	36,098,007	34,052

Intelsat, VR, 2.728%, 1/3/14	10,442,391	9,670
MGM Mirage, VR, 6.00%, 10/31/11	18,620,685	17,708
MSCI, VR, 4.75%, 3/1/16	8,750,000	8,734
Nalco, VR, 2.507%, 5/1/16	3,109,375	2,946
Nuveen Investments, VR, 3.446%, 11/13/14	5,904,665	4,908
Pinnacle Foods, VR, 2.851%, 4/2/14	16,185,063	15,098
Pinnacle Foods, VR, 7.50%, 4/2/14	6,000,000	5,975
Rexnord, VR, 2.834%, 7/19/13	12,934,735	12,292
Reynolds Group, VR, 5.75%, 5/16/16	9,425,000	9,339
Reynolds Group, VR, 6.25%, 11/5/15	14,906,250	14,813
Warner Chilcott, VR, 5.50%, 10/30/14	6,412,500	6,395
Warner Chilcott, VR, 5.75%, 4/30/15	8,106,350	8,080
Total Bank Loans (Cost $430,401)		432,299
BOND MUTUAL FUNDS 2.6%		
T. Rowe Price Institutional Floating Rate Fund, 6.00% (6)(7)	24,569,089	243,480
Total Bond Mutual Funds (Cost $242,758)		243,480
SHORT-TERM INVESTMENTS 13.0%		
Money Market Funds 13.0%		
T. Rowe Price Reserve Investment Fund, 0.30% (6)(8)	1,213,815,316	1,213,815
Total Short-Term Investments (Cost $1,213,815)		1,213,815
Total Investments in Securities		
102.4% of Net Assets (Cost $9,193,636)		**$ 9,563,324**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) All or a portion of this security is pledged to cover written call options at June 30, 2010.
(3) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $200,108 and represents 2.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $9,193,636)	$ 9,563,324
Receivable for investment securities sold	38,658
Interest and dividends receivable	22,060
Receivable for shares sold	8,867
Other assets	14,757
Total assets	9,647,666
Liabilities	
Payable for investment securities purchased	262,513
Written options (premiums $41,194)	14,505
Payable for shares redeemed	8,079
Investment management fees payable	4,676
Due to affiliates	584
Other liabilities	16,709
Total liabilities	307,066
NET ASSETS	$ 9,340,600
Net Assets Consist of:	
Undistributed net investment income	$ 89,675
Accumulated undistributed net realized loss	(976,955)
Net unrealized gain	396,404
Paid-in capital applicable to 523,402,749 no par value shares of beneficial interest outstanding; unlimited number of shares authorized	9,831,476
NET ASSETS	$ 9,340,600
NET ASSET VALUE PER SHARE	
Investor Class ($9,137,864,089 / 511,971,365 shares outstanding)	$ 17.85
Advisor Class ($202,736,093 / 11,431,384 shares outstanding)	$ 17.74

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Capital Appreciation Fund (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed-income and other securities to help preserve principal value. The fund has two classes of shares: the Capital Appreciation Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1986, and the Capital Appreciation Fund—Advisor Class (Advisor Class), offered since December 31, 2004. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $89,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments and the right to reclaim or obligation to return collateral executed with the same counterparty under a master netting arrangement. As of June 30, 2010, the fund held equity derivatives with a fair value of $14,505,000, included in written options, on the accompanying Statement of Assets and Liabilities.

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2010, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty risk related to exchange-traded derivatives, including futures and options contracts, is minimal because the exchange’s clearinghouse provides protection against defaults. Additionally, for exchange-traded derivatives, each broker, in its sole discretion, may change margin requirements applicable to the fund.

Options The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risk. The fund may use call and put options to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. Call and put options give the holder the right, in return for a premium paid, to purchase or sell, respectively, a security at a specified exercise price at any time during the period of the option. Options are included in net assets at fair value; purchased options are included in Investments in Securities; and written options are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange; movements in underlying security values; and for written options, potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2010, the fund’s exposure to options, based on underlying notional amounts, was generally between 0% and 1% of net assets. Transactions in written options and related premiums received during the six months ended June 30, 2010, were as follows:

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent interests in amounts owed by various borrowers to lenders or lending syndicates. A bank or other financial institution (lender) typically acts as agent for all holders and administers the bank loan in accordance with the credit agreement. Investments in bank loans may be in the form of loan assignments or loan participations. A loan assignment transfers direct ownership of all or a portion of specified third-party loans from the lender to the fund. Although loan assignments continue to be administered by the lender, the fund acquires direct rights against the borrower. In contrast, a loan participation generally entitles the fund to receive payments of principal, interest, and any fees that the lender is entitled to receive from the borrower; however, the lender continues to own and administer the loan. As a result, with loan participations, the fund generally has no right to enforce compliance with the terms of the credit agreement with the borrower, and the fund is subject to the credit risk of both the borrower and the lender. A portion of the fund’s bank loans may require additional principal to be funded at the borrowers’ discretion at a later date (unfunded commitments). The fund reflects both the funded portion of the bank loan as well as any unfunded commitment on the loan in the Portfolio of Investments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $3,062,451,000 and $2,663,874,000, respectively, for the six months ended June 30, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $2,570,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $1,319,346,000 of unused capital loss carryforwards, which expire: $264,565,000 in fiscal 2016 and $1,054,781,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $9,193,636,000. Net unrealized gain aggregated $396,404,000 at period-end, of which $710,918,000 related to appreciated investments and $314,514,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $97,000 for Price Associates; $2,163,000 for T. Rowe Price Services, Inc.; and $817,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

The fund may also invest in certain T. Rowe Price institutional funds (underlying institutional funds) as a means of gaining efficient and cost-effective exposure to certain markets. The underlying institutional funds are open-end management investment companies managed by Price Associates and/or T. Rowe Price International, Inc. (collectively, the Price managers) and are considered affiliates of the fund. Each underlying institutional fund pays an all-inclusive management and administrative fee to its Price manager. To ensure that the fund does not incur duplicate fees, each Price manager has agreed to permanently waive a portion of its management fee charged to the fund in an amount sufficient to fully offset the fees paid by the underlying institutional funds related to fund assets invested therein. Accordingly, the accompanying Statement of Operations includes management fees permanently waived pursuant to this agreement. Annual fee rates and amounts waived within the accompanying Statement of Operations related to shares of the underlying institutional funds for the six months ended June 30, 2010, are as follows:

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Trustees (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class and Advisor Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class was above the median for certain groups of comparable funds but below the median for other groups of comparable funds, and the total expense ratio for the Advisor Class was at or below the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Capital Appreciation Fund

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010